UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617) 500-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Settlement Agreement with Adam Casey

On March 7, 2019, the Board of Directors of IIOT-OXYS, Inc., a Nevada corporation (the “Company”), approved the Settlement Agreement dated effective October 5, 2018 with Adam Casey (the “Casey Agreement”) pursuant to which the Company agreed to issue to Mr. Casey 65,000 shares of the Company’s Common Stock (the “Casey Shares”) in exchange for payment, in full, for consulting services provided by Mr. Casey to the Company in 2018. The Casey Agreement is attached hereto as Exhibit 99.1.

Draco Financial Consulting Agreement

On March 7, 2019, the Board of Directors of the Company approved the Financial Consulting Agreement dated effective March 4, 2019 (the “Draco Agreement”) with Draco Financial LLC, a Florida limited liability company (“Draco”) pursuant to which the Company agreed to issue to Draco 500,000 shares of the Company’s Common Stock (the “Draco Shares”) in exchange for consulting services provided by Draco to the Company. The term of the Draco Agreement is six months, unless terminated earlier. The Draco Agreement is attached hereto as Exhibit 99.2.

Amendments to Loan Documents

On March 7, 2019, the Board of Directors of the Company approved Amendments No. 1 to the 12% Senior Secured Convertible Promissory Note and the Warrant Agreement, each issued January 22, 2018, respectively, to Sergey Gogin. The amendments (i) extend the maturity date of the note to March 1, 2021 and extend the term of the warrants to March 6, 2024, (ii) lower the conversion price of the note and the exercise price of the warrants to $0.20 and $0.30, respectively, and (iii) add an adjustment to the conversion and exercise price of the note and warrants, respectively, in the event the Company does not achieve certain milestones during calendar 2019. The Amendments are attached hereto as exhibits 99.3 and 99.4.

The disclosure contained in Item 5.02 herein is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 7, 2019, the Board of Directors of the Company approved a non-public offering of up to $500,000 aggregate principal amount (the “Offering”) of its 12% Senior Secured Convertible Notes (the “Notes”). The Notes are convertible, in whole or in part, into shares of the Company’s Common Stock, at any time at a rate of $0.20 per share with fractions rounded up to the nearest whole share, unless paid in cash at the Company’s election. The Notes bear interest at a rate of 12% per annum and interest payments will be made on a quarterly basis. The Notes mature March 1, 2021. The conversion price of the Notes is also subject to adjustments if the Company does not achieve certain milestones during the calendar year 2019.

The Notes are governed by a Securities Purchase Agreement (the “SPA”) and are secured by all the assets of the Company pursuant to a Security and Pledge Agreement. Funding is subject to the occurrence of certain milestones, as stated in the SPA. In addition to the issuance of the Notes in the Offering, the Company’s Board of Directors approved, as part of the Offering, the issuance of warrants to purchase one share of the Company’s Common Stock for 50% of the number of shares of Common Stock issuable upon conversion of each Note (the “Warrants”). Each Warrant is immediately exercisable at $0.30 per share and expires five years from the issuance date.

Forms of the Note, SPA, Security and Pledge Agreement, and Warrant Agreement are attached hereto as Exhibits 99.5, 99.6, 99.7, and 99.8, respectively.

On March 6, 2019, the Company entered into SPAs and Security and Pledge Agreements with its first two investors (the “Investors”) in the Offering and issued Notes to the Investors in the aggregate principal amount of $100,000. Subscription funds were received by the Company from the Investors on March 6, 2019. In addition to the Note, the Company issued to the Investors an aggregate of 250,000 Warrants.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Items 1.01 and 5.02 herein is incorporated into this Item 3.02.

The Mr. Casey, Draco, and the Investors each delivered appropriate investment representations with respect to the Casey Shares, the Draco Shares, the Notes, and the Warrants and consented to the imposition of restrictive legends upon the stock certificates representing the Casey Shares, the Draco Shares, the Notes, the Warrants, and the conversion shares. Mr. Casey, Draco, and the Investors did not enter into their respective transactions with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each of Mr. Casey, Draco, and the Investors was also afforded the opportunity to ask questions of management and to receive answers concerning the terms and conditions of the transaction. The Casey Shares, the Draco Shares, the Notes, and the Warrants were issued without registration under the Securities Act of 1933, as amended, by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuance of the Casey Shares, the Draco Shares, the Notes, and the Warrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Clifford L. Emmons (CEO/Interim CFO/Director)

On March 11, 2019, the Company’s Board of Directors (with Mr. Emmons abstaining) approved the Consulting Agreement dated effective June 4, 2018 with Clifford L. Emmons, the Company’s Chief Executive Officer, Interim Chief Financial Officer, and director (the “Emmons Agreement”). The term of the Emmons Agreement is for three years beginning as of the effective date, unless terminated earlier pursuant to the agreement and is automatically renewable for one-year terms upon the consent of the parties. The services to be provided by Mr. Emmons pursuant to the Emmons Agreement are those customary for the positions in which he is serving.

Mr. Emmons shall receive a monthly fee of $15,000 which accrues unless converted into shares of Common Stock of the Company at a conversion rate specified in the Emmons Agreement. Until the Company closes a minimum $500,000 capital raise, the monthly fee accrues and, upon the closing of such a capital raise, $5,000 of the monthly fee will be paid to Mr. Emmons in cash and the remainder will continue to accrue. Upon the closing of a capital raise of at least $2,000,000, the entire monthly fee will be paid to Mr. Emmons in cash and all accrued and unpaid monthly fees will be paid by the Company within one year of the closing of such a capital raise.

As of the effective date, the Company shall issue to Mr. Emmons an aggregate of 3,060,000 shares of the Company’s Common Stock which vest as follows:

1.	560,000 shares on the first-year anniversary of the effective date;
2.	1,000,000 shares on the second-year anniversary of the effective date; and
3.	1,500,000 shares on the third-year anniversary of the effective date.

The shares are issued under the Plan (as defined below). Vesting of the shares is subject to acceleration of vesting upon the occurrence of certain events such as a Change of Control (as defined in the Emmons Agreement) or the listing of the Company’s Common Stock on a senior exchange. A copy of the Emmons Agreement is attached hereto as Exhibit 99.9.

Consulting Agreement with Karen McNemar (COO)

On March 11, 2019, the Company’s Board of Directors approved the Consulting Agreement dated effective October 1, 2018 with Karen McNemar, the Company’s Chief Operating Officer (the “McNemar Agreement”). The term of the McNemar Agreement is for three years beginning as of the effective date, unless terminated earlier pursuant to the agreement and is automatically renewable for one-year terms upon the consent of the parties. The services to be provided by Ms. McNemar pursuant to the McNemar Agreement are those customary for the position in which she is serving.

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Ms. McNemar shall receive a monthly fee of $12,750 which accrues unless converted into shares of Common Stock of the Company at a conversion rate specified in the McNemar Agreement. Until the Company closes a minimum $500,000 capital raise, the monthly fee accrues and, upon the closing of such a capital raise, $4,250 of the monthly fee will be paid to Ms. McNemar in cash and the remainder will continue to accrue. Upon the closing of a capital raise of at least $2,000,000, the entire monthly fee will be paid to Ms. McNemar in cash and all accrued and unpaid monthly fees will be paid by the Company within one year of the closing of such a capital raise.

As of the effective date, the Company shall issue to Ms. McNemar an aggregate of 2,409,000 shares of the Company’s Common Stock which vest as follows:

1.	409,000 shares on the first-year anniversary of the effective date;
2.	800,000 shares on the second-year anniversary of the effective date; and
3.	1,200,000 shares on the third-year anniversary of the effective date.

The shares are issued under the 2017 Stock Incentive Plan. Vesting of the shares is subject to acceleration of vesting upon the occurrence of certain events such as a Change of Control (as defined in the McNemar Agreement) or the listing of the Company’s Common Stock on a senior exchange. A copy of the McNemar Agreement is attached hereto as Exhibit 99.10.

Amended and Restated Consulting Agreement with Antony Coufal (CTO)

On March 11, 2019, the Company’s Board of Directors approved the Amended and Restated Consulting Agreement dated effective April 23, 2018 with Antony Coufal, the Company’s Chief Technology Officer (the “Coufal Agreement”). The term of the Coufal Agreement is for three years beginning as of the effective date, unless terminated earlier pursuant to the agreement and is automatically renewable for one-year terms upon the consent of the parties. The services to be provided by Mr. Coufal pursuant to the Coufal Agreement are those customary for the position in which he is serving.

Mr. Coufal shall receive a monthly fee of $9,375 which accrues unless converted into shares of Common Stock of the Company at a conversion rate specified in the Coufal Agreement. Until the Company closes a minimum $500,000 capital raise, the monthly fee accrues and, upon the closing of such a capital raise, $3,125 of the monthly fee will be paid to Mr. Coufal in cash and the remainder will continue to accrue. Upon the closing of a capital raise of at least $2,000,000, the entire monthly fee will be paid to Mr. Coufal in cash and all accrued and unpaid monthly fees will be paid by the Company within one year of the closing of such a capital raise.

As of the effective date, the Company shall issue to Mr. Coufal an aggregate of 1,800,000 shares of the Company’s Common Stock which vest as follows:

1.	300,000 shares on the first-year anniversary of the effective date;
2.	600,000 shares on the second-year anniversary of the effective date; and
3.	900,000 shares on the third-year anniversary of the effective date.

The shares are issued under the 2017 Stock Incentive Plan. Vesting of the shares is subject to acceleration of vesting upon the occurrence of certain events such as a Change of Control (as defined in the Coufal Agreement) or the listing of the Company’s Common Stock on a senior exchange. A copy of the Coufal Agreement is attached hereto as Exhibit 99.11.

2019 Stock Incentive Plan

On March 11, 2019 (the “Effective Date”) the Board of Directors of the Company approved the 2019 Stock Incentive Plan (the “Plan”). Awards may be made under the Plan for up to 5,000,000 shares of common stock of the Company. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted awards under the Plan. No awards can be granted under the Plan after the expiration of 10 years from the Effective Date but awards previously granted may extend beyond that date. Awards may consist of both incentive and non-statutory options, restricted stock units, stock appreciation rights, and restricted stock awards. A copy of the Plan is attached hereto as Exhibit 4.1.

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Item 8.01	Other Events.

On March 12, 2019, the Company issued a press release announcing the first closing of the Offering, as disclosed above.

The Press Release, furnished as Exhibit 99.12 to this Form 8-K, may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed by the Company with the Securities and Exchange Commission (the “Commission”). For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	2019 Stock Incentive Plan
99.1	Settlement Agreement dated effective October 5, 2018 with Adam Casey
99.2	Financial Consulting Agreement dated effective March 4, 2019 with Draco Financial LLC
99.3	Amendment No. 1 to the 12% Senior Secured Convertible Promissory Note Issued to SergeyGogin on January 22, 2018
99.4	Amendment No. 1 to the Warrant Agreement Issued to Sergey Gogin on January 22, 2018
99.5	Form of 12% Senior Secured Convertible Promissory Note
99.6	Form of Securities Purchase Agreement
99.7	Form of Security and Pledge Agreement
99.8	Form of Warrant Agreement
99.9	Consulting Agreement dated effective June 4, 2018 with Clifford L. Emmons
99.10	Consulting Agreement dated effective October 1, 2018 with Karen McNemar
99.11	Amended and Restated Consulting Agreement dated effective April 23, 2018 with Antony Coufal
99.12	Press Release dated March 12, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: March 12, 2019	By:	/s/ Clifford L. Emmons
Clifford L. Emmons, Chief Executive Officer

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